UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2004

Xenonics Holdings, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2236 Rutherford Road, Ste 123, Carlsbad, CA		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	760 438-4004

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

Effective October 1, 2004, the Audit Committee of the Board of Directors of Xenonics Holdings, Inc. (Xenonics) approved a change in auditors. The Audit Committee also approved the dismissal of Windes & McClaughery Accountancy Corporation (Windes) as Xenonics' independent public accountants and the selection of Eisner, LLP as their replacement.

Windes' report on the financial statements of Xenonics for the last fiscal year (9 month period) ended September 30, 2003 and prior fiscal year ended December 31, 2002, did not contain any adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During Xenonics' two most recent fiscal years ended September 30, 2003 and December 31, 2002 and the subsequent interim periods through September 30, 2003, there were no disagreements with Windes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Windes would have caused Windes to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no reportable events as described in Item 304(a)(1) of Regulation S-B, except for the reportable condition discussed below.

In January 2004, in connection with the audit of our financial statements for the nine-month period ended September 30, 2003, Windes informed the Board of Directors and management that Xenonics' lack of segregation of certain duties was a reportable condition and that Xenonics needed to improve its segregation of duties in certain areas. Windes rendered an unqualified report on our financial statements.

Xenonics has corrected its segregation of duties issues by segregating a number of duties within the internal accounting controls. Addressing this issue was a high priority. The Board of Directors, in coordination with our Audit Committee, continually assesses the progress and sufficiency of the company's procedures and makes adjustments, if necessary. While Xenonics believes that its current procedures have remedied the reportable condition in its internal accounting control as described above, a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues have been detected.

During Xenonics' fiscal years ended September 30, 2003 and December 31, 2002 and through the subsequent interim period preceding the change, Xenonics did not consult with Eisner, LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

We have provided Windes a copy of the Form 8-K prior to its filing with the Securities and Exchange Commission (SEC). Windes has provided a letter, addressed to the SEC, which is filed as Exhibit 16.1 to this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc (Registrant)

October 7, 2004	By:	/s/ Alan P. Magerman

Name: /s/ Alan P. Magerman
Title: Chief Executive Officer

Xenonics Holdings, Inc (Registrant)

October 7, 2004	By:	/s/ Donna G. Lee

Name: /s/ Donna G. Lee
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-16.1	Windes letter